SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549


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                                    FORM  8-K

                                 CURRENT  REPORT

                         PURSUANT  TO  SECTION  13  OR  15(d)
                     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934


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     Date  of  Report  (Date  of  earliest  event  reported): April 2, 2004



                       Network  Installation  Corporation
             (Exact  name  of  registrant  as  specified  in  its  charter)


  Nevada                         000-25499               88-0390360
---------------             --------------------    -------------------
(State  or  Other                 (Commission            (IRS  Employer
Jurisdiction  of                 File  Number)         Identification  No.)
Incorporation)

                       18  Technology  Dr.,  Suite  140A
                            Irvine,  CA  92618
               ---------------------------------------------------
               (Address  of  principal  executive  offices)  (Zip  Code)


  Registrant's  telephone  number,  including  area  code:  (949)753-7551

 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  The  following  exhibits  are  furnished  with  this  report:

EXHIBIT  NUMBER          DESCRIPTION
---------------          -----------

99.1                     Press  Release  dated  April  2,  2004.


ITEM  12.  DISCLOSURE  OF  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

On April 2, 2004, the Registrant issued a press release to report its financial results for the quarter ended December 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.
This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Network  Installation  Corporation
                                       (Registrant)



Date:  April 2, 2004                     /s/  Michael  Cummings
                                     -----------------------------------------
                                       Name:  Michael  Cummings
                                       Title:  CEO  and  Director